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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 31, 2000

                               ----------------

                         RELIANT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)




           DELAWARE                          1-13265                        76-0511406
(State or other jurisdiction of     (Commission File Number)     (IRS Employer Identification No.)
        incorporation)

             1111 LOUISIANA                                                    77002
             HOUSTON, TEXAS                                                  (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (713) 207-3000

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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         On December 31, 2000, Reliant Energy Resources Corp. (the Company) transferred all of the outstanding stock of Reliant Energy Services International, Inc. (RESI), Arkla Finance Corporation (Arkla Finance) and Reliant Energy Europe Trading & Marketing, Inc. (RE Europe Trading), all wholly owned subsidiaries of the Company, to Reliant Resources, Inc. (RRI) (collectively, the Stock Transfer). Both the Company and RRI are wholly owned subsidiaries of Reliant Energy, Incorporated (Reliant Energy). As a result of the Stock Transfer, RESI, Arkla Finance and RE Europe Trading each became a wholly owned subsidiary of RRI.

         Also, on December 31, 2000, a wholly owned subsidiary of RRI merged with and into Reliant Energy Services, Inc. (RES), a wholly owned subsidiary of the Company, with RES as the surviving corporation (the Merger). As a result of the Merger, RES became a wholly owned subsidiary of RRI. As consideration for the Merger, RRI paid $120 million to the Company, plus or minus, as the case may be, an amount equal to the difference of the working capital of RES on December 31, 2000 and August 31, 2000.

         RES, together with RESI and RE Europe Trading, conduct the trading, marketing and risk management business and operations of Reliant Energy. Arkla Finance is a company that holds an investment in marketable equity securities.

         The Stock Transfer and the Merger are part of Reliant Energy's previously announced restructuring, whereby Reliant Energy will divide into two publicly traded companies in order to separate its unregulated businesses from its regulated businesses. For more information regarding Reliant Energy's restructuring, please refer to Reliant Energy's and the Company's Combined Current Report on Form 8-K dated July 27, 2000.

         For unaudited pro forma condensed consolidated financial statements of the Company showing the effects of the Stock Transfer and the Merger, please see
Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (b)      Financial Statements.

                  The following financial statements are filed herewith:

                  Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company. See Exhibit 99.1.

                  (c)      Exhibits.

                  The following exhibits are filed herewith:

                  99.1 Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company


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                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RELIANT ENERGY RESOURCES CORP.





Date:    January 14, 2001                       By:    /s/ MARY P. RICCIARDELLO
                                                       Mary P. Ricciardello
                                                       Senior Vice President




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                                  EXHIBIT INDEX

      Exhibit
      Number             Exhibit Description
      -------            -------------------

       99.1 Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company